Federated Municipal Securities Income Trust Federated Vermont Municipal Income Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Federated Vermont Municipal Income Fund., a portfolio of the Federated Municipal Securities Income Trust (the “Trust”), will hold a special meeting of shareholders August 17, 2007.  It is important for you to vote on the issue described in this Prospectus/Proxy Statement.  We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one included in this Prospectus/Proxy Statement.  You have a right to vote on these changes.

What is the issue?
A proposed Reorganization that would reorganize Federated Vermont Municipal Income Fund with and into Federated Municipal Securities Fund, Inc.

Why is the Reorganization being proposed?
The Board of Trustees believes that the Reorganization is in the best interest of the Federated Vermont Municipal Income Fund and its shareholders.

The decreased size of the Federated Vermont Municipal Income Fund has led to less diversification, and increased exposure to the credit risks of larger holdings.  Further, the Federated Vermont Municipal Income Fund has recently seen increased outflows that have diminished its capability to diversify and take advantage of economies of scale.  Therefore, the Reorganization will result in shareholders of the Federated Vermont Municipal Income Fund receiving shares in a more viable fund.

The Board considered various factors in reviewing this proposal:&ltR&gt

•
the compatibility of Federated Vermont Municipal Income Fund’s and Federated Municipal Securities Fund, Inc.’s investment objectives, policies, and limitations (Regarding this consideration, among other factors, the fact that income from Federated Municipal Securities Fund, Inc., is intended only to be exempt from federal regular income tax (rather than both federal regular income tax and the personal income tax imposed  by the state of Vermont and Vermont municipalities) was included in the materials considered by the Board of the Federated Vermont Municipal Income Fund in reviewing this proposal.); &lt/R&gt

•	the greater long-term viability of Federated Municipal Securities Fund, Inc. based on its stronger performance record;

•	that the Adviser would be responsible for paying the expenses of the Reorganization, except for registration fees on an as incurred basis;

•
the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Federated Vermont Municipal Income Fund or Federated Municipal Securities Fund, Inc., or to shareholders of Federated Vermont Municipal Income Fund; and

•
that the Adviser believed that the anticipated increase in fund operating expenses (after waivers) that shareholders of the Federated Vermont Municipal Income Fund are expected to pay after the Reorganization as shareholders of the Federated Municipal Securities Fund, Inc. (stated annual fund operating expenses, before waivers, of Federated Municipal Securities Fund, Inc. are lower than that of the Federated Vermont Municipal Income) was sufficiently offset by the factors supporting the Reorganization as described in the Prospectus/Proxy Statement.

How will the Reorganization affect my investment?
•
&ltR&gtThe investment objective of Federated Municipal Securities Fund, Inc. is to provide for its shareholders a high level of current income which is exempt from federal regular income tax, while the investment objective of Federated Vermont Municipal Income Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the state of Vermont and Vermont municipalities.  Because any income from Federated Municipal Securities Fund, Inc., is intended only to be exempt from federal regular income tax (rather than both federal regular income tax and the personal income tax imposed  by the state of Vermont and Vermont municipalities), if the Reorganization is consummated, and shareholders of the Federated Vermont Municipal Income Fund receive income after the Reorganization as shareholders of the Federated Municipal Securities Fund, Inc., such income will be subject to the personal income tax imposed by the state of Vermont and Vermont municipalities. &lt/R&gt

•
The cash value of your investment will not change.  You will receive shares of Federated Municipal Securities Fund, Inc. with a total dollar value equal to the total dollar value of the Federated Vermont Municipal Income Fund shares that you own at the time of the Reorganization.

•	The Reorganization is intended to be a tax-free transaction.

How do I vote my shares?
You may vote in person at the meeting, or complete and return the enclosed proxy card. You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.

If you:

1.	Choose to help save time and postage costs by voting through the internet or by telephone, please don’t return your proxy card.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
3.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

What should I do in connection with the Reorganization?
You need not and should not do anything for the Reorganization except vote your shares today.  If approved, the Reorganization will take place automatically, and your Federated Vermont Municipal Income Fund shares will automatically be exchanged for Federated Municipal Securities Fund, Inc. shares. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund’s portfolio.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Vermont Municipal Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 17, 2007

TO SHAREHOLDERS OF FEDERATED VERMONT MUNICIPAL INCOME FUND, a portfolio of Federated Municipal Securities Income Trust.

A special meeting of the shareholders of Federated Vermont Municipal Income Fund (“Federated Vermont Fund”) will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on August 17, 2007, for the following purposes:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Securities Fund, Inc. (“Federated Municipal Fund”) would acquire all of the assets of Federated Vermont Fund in exchange for Class A Shares of Federated Municipal Fund to be distributed pro rata by FEDERATED VERMONT FUND in complete liquidation and termination of Federated Vermont Fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed July 2, 2007 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle

John W. McGonigle

Secretary

July 6, 2007

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

July 6, 2007

Acquisition of the assets of

FEDERATED VERMONT MUNICIPAL INCOME FUND
a portfolio of Federated Municipal Securities Income Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania  15237-7000
Telephone No:  1-800-245-5000

By and in exchange for Shares of

FEDERATED MUNICIPAL SECURITIES FUND, INC.

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-245-5000

This Prospectus/Proxy Statement describes the proposal whereby Federated Vermont Municipal Income Fund (“Federated Vermont Fund”), a portfolio of Federated Municipal Securities Income Trust (the “Trust”), would transfer all of its assets to Federated Municipal Securities Fund, Inc. (“Federated Municipal Fund” or “Corporation”), in exchange for shares of Federated Municipal Fund (the “Reorganization”).  Federated Municipal Fund will be the accounting survivor in the Reorganization.  Federated Municipal Fund shares will be distributed pro rata by Federated Vermont Fund to its shareholders in complete liquidation and dissolution of Federated Vermont Fund.  As a result of the Reorganization, each owner of Federated Vermont Fund’s Class A Shares will become the owner of Class A Shares of Federated Municipal Fund, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in Federated Vermont Fund on the date of the Reorganization (the “Closing Date”).

The Board of Trustees (the “Board”) of the Trust has determined that a reorganization of Federated Vermont Fund into Federated Municipal Fund is in the best interest of Federated Vermont Fund and its shareholders because the Federated Vermont Fund has recently seen increased outflows that have diminished its capability to diversify and take advantage of economies of scale and increased exposure to credit risks of larger holdings in the Federated Vermont Fund’s portfolio.

&ltR&gtEach of Federated Vermont Fund and Federated Municipal Fund (each a “Fund” and collectively the “Funds”) pursues its investment objective by investing its assets so that, normally (except in certain circumstances as discussed herein and in each Fund’s prospectus), distributions of annual interest income are exempt from federal regular income tax.  The Federated Vermont Fund, being a Vermont state-specific fund, also invests its assets so that, normally, distributions of annual interest income are exempt from the personal income taxes imposed by the state of Vermont and Vermont municipalities.  Shareholders of the Federated Vermont Fund should note that, because any income from Federated Municipal Fund is intended only to be exempt from federal regular income tax (rather than both federal regular income tax and the personal income tax imposed  by the state of Vermont and Vermont municipalities), if the Reorganization is consummated, and shareholders of the Federated Vermont Fund receive income after the Reorganization as shareholders of the Federated Municipal Fund, such income will be subject to the personal income tax imposed by the state of Vermont and Vermont municipalities. For a comparison of the investment policies and objectives of the Funds, see “Summary -- Comparison of Investment Objectives, Policies and Limitations.”  Information concerning the Class A Shares of Federated Municipal Fund, as compared to the Class A Shares of Federated Vermont Fund, respectively, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information about the Reorganization – Description of Federated Municipal Fund Shares and Capitalization.” &lt/R&gt

The investment adviser for both Funds is Federated Investment Management Company (“FIMC” or “Adviser”).  The Board of the Trust and the Federated Vermont Fund’s Adviser believe that the proposed Reorganization is in the best interests of Federated Vermont Fund and its shareholders.

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before investing.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Federated Municipal Fund dated May 31, 2007, which is incorporated herein by reference.  A Statement of Additional Information (“SAI”) dated May 31, 2007 as well as an SAI dated July 6, 2007 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  A Prospectus and SAI dated December 31, 2006 for Federated Vermont Fund are also incorporated herein by reference.  Further information about Federated Municipal Fund’s performance is contained in its Semi-Annual Report dated September 30, 2006 (Restated March 20, 2007), and in its Annual Report dated March 31, 2007, which are incorporated herein by reference.  Further information about Federated Vermont Fund’s performance is contained in its Annual Report dated August 31, 2006, and its Semi-Annual Report dated February 28, 2007, which are incorporated herein by reference.  Copies of these materials and other information about Federated Municipal Fund and Federated Vermont Fund may be obtained without charge by writing to or calling Federated Municipal Fund at the address and telephone number shown on the previous page.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS &ltR&gt                                                    Page
SUMMARY	1
Reasons For The Proposed Reorganization	1
Tax Consequences	2
Comparison Of Investment Objectives, Policies And Limitations	2
Comparison Of Risks	8
Procedures For Purchasing, Redeeming And Exchanging Shares	10
Comparative Fee Tables	11
Comparison Of Potential Risks And Rewards: Performance Information	12
FINANCIAL HIGHLIGHTS	17
Investment Adviser	20
Portfolio Management Information	20
Advisory Fees, Service Fees, Shareholder Fees and Other Expenses	21
Purchase, Redemption and Exchange Procedures	22
Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies	24
INFORMATION ABOUT THE REORGANIZATION	24
DESCRIPTION OF THE PLAN OF REORGANIZATION	24
DESCRIPTION OF FEDERATED MUNICIPAL FUND’S SHARE CLASSES AND CAPITALIZATION	25
FEDERAL INCOME TAX CONSEQUENCES	26
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	27
INFORMATION ABOUT FEDERATED MUNICIPAL SECURITIES FUND, INC. AND FEDERATED VERMONT MUNICIPAL INCOME FUND	30
Where to Find Additional Information	30
Legal Procedings	30
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	31
Proxies, Quorum and Voting at the Special Meeting	32
Share Ownership of the Funds	33
Interests of Certain Persons	34
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	34
AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)	A-1
&lt/R&gt

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.  A copy of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A.  The Prospectus for Federated Municipal Fund accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Board of the Trust has determined the proposed Reorganization is in the best interests of the Federated Vermont Fund shareholders because the Federated Vermont Fund has recently seen increased outflows that have diminished its capability to diversify and take advantage of economies of scale.  The Federated Vermont Fund has recently experienced net outflows, which totaled $13.7 million for the year ended October 31, 2005, and another $21.2 million for the year ended October 31, 2006.  The decreased size of the Federated Vermont Fund has led to less diversification and increased exposure to the credit risks of larger holdings.  Further, the Federated Vermont Fund’s diminished size has made it difficult to utilize economies of scale.  The Adviser also advised the Board that the Adviser believes that the Reorganization will result in shareholders of the Federated Vermont Fund receiving shares in a more viable fund.  Accordingly, the Board has determined that a reorganization of the Federated Vermont Fund and the Federated Municipal Fund is in the best interest of the Federated Vermont shareholders. In addition, the proposed Reorganization would provide Federated Vermont Fund shareholders with comparable investment policies and strategies (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below), as well as investments in a more broadly diversified portfolio of securities in the Federated Municipal Fund.  It is also expected that the Federated Municipal Fund will benefit from the increase in its assets resulting from the Reorganization and the pro forma total expenses (prior to waivers and reimbursements) of the Federated Municipal Fund may decrease after the Reorganization.  However, the pro forma total expenses (after waivers and reimbursements) of the Federated Municipal Fund are not expected to change after the Reorganization.

In the Reorganization, holders of Class A Shares of Federated Vermont Fund will receive an equivalent net asset value of Class A Shares of Federated Municipal Fund.

The Board of the Trust has voted to recommend to holders of shares of Federated Vermont Fund the approval of the Plan, pursuant to which Federated Municipal Fund would acquire all of the assets of Federated Vermont Fund in exchange for Class A Shares of Federated Municipal Fund (the “Exchange”).  Federated Municipal Fund will be the accounting survivor in the Reorganization.  Federated Vermont Fund will discharge all of its liabilities and obligations prior to the consummation of the Reorganization.  Immediately following the Exchange, Federated Vermont Fund will distribute the Class A Shares of Federated Municipal Fund received in the Exchange pro rata to holders of its Class A Shares in a complete liquidation and termination of Federated Vermont Fund.  As a result of the Reorganization, each holder of Class A Shares of Federated Vermont Fund will become the owner of Class A Shares of Federated Municipal Fund, in each case having a total net asset value equal to the total net asset value of his or her holdings in Federated Vermont Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).  Following the consummation of the Reorganization, the Trust will amend its Declaration of Trust to remove the Federated Vermont Fund as a series of the Trust.

The Board concluded to recommend to shareholders of Federated Vermont Fund that they vote to approve the Reorganization.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of Federated Vermont Fund and its shareholders, and that the interests of Federated Vermont Fund shareholders would not be diluted as a result of the Reorganization.

The Board of Directors (“Board”) of Federated Municipal Fund likewise approved the Reorganization on behalf of Federated Municipal Fund.  Pursuant to Rule 17a-8 under the 1940 Act, the Board of Federated Municipal Fund, including a majority of the Directors who are not “interested persons,” determined that the Reorganization is in the best interest of Federated Municipal Fund and its shareholders, and that the interests of existing Federated Municipal Fund shareholders would not be diluted as a result of the Reorganization.

&ltR&gtIn considering the proposed Reorganization and reaching the above conclusions, the Board of each Fund took into consideration a number of factors, including: (1) the compatibility of Federated Vermont Fund’s and Federated Municipal Fund’s investment objectives, policies and limitations (Regarding this consideration, among other factors, the fact that income from Federated Municipal Securities Fund, Inc., is intended only to be exempt from federal regular income tax (rather than both federal regular income tax and the personal income tax imposed  by the state of Vermont and Vermont municipalities) was included in the materials considered by the Board of the Federated Vermont Municipal Income Fund in reviewing this proposal.); (2) the greater long-term viability of Federated Municipal Fund based on its stronger performance record; (3) that the Adviser would be responsible for paying the expenses of the Reorganization, except for registration fees on an as incurred basis; (4) that the Reorganization itself will not result in recognition of any gain or loss for federal income tax purposes either to Federated Vermont Fund or Federated Municipal Fund or to shareholders of Federated Vermont Fund; and (5) that the Adviser believed that the anticipated increase in fund operating expenses (after waivers) that shareholders of the Federated Vermont Fund are expected to pay after the Reorganization as shareholders of the Federated Municipal Fund (stated annual fund operating expenses, before waivers, of Federated Municipal Fund are lower than that of the Federated Vermont Fund) was sufficiently offset by the factors described in the first paragraph above under “Reasons for the Proposed Reorganization” as well as the historically favorable past performance of the Class A Shares of the Federated Municipal Fund when compared to that of the Class A Shares of the Federated Vermont Fund.  Moreover, the Board of each Fund considered that the Adviser currently voluntarily waives the Federated Vermont Fund’s 40 basis point management fee and that, given the Adviser’s operating/management expenses and current asset levels in the Federated Vermont Fund, there could be no assurance that the Adviser would continue the voluntary waivers on the Federated Vermont Fund.  (See “Summary – Comparative Fee Tables” below).  The Board of Federated Municipal Fund also considered that Federated Municipal Fund is expected to benefit from the increase in its assets resulting from the Reorganization. &lt/R&gt

Tax Consequences

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or Federated Vermont Fund’s shareholders.  The tax basis of Federated Municipal Fund’s Class A Shares received by Federated Vermont Fund shareholders will be the same as the tax basis of their shares in Federated Vermont Fund.  There will be taxes payable in connection with distributions, if any, by Federated Vermont Fund immediately before the Closing Date.  These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.  (See “Summary – Comparison of Investment Objectives, Policies and Limitations” below for a discussion of the disposition of certain portfolio securities planned in connection with the Reorganization.)

THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

  Comparison of Investment Objectives, Policies and Limitations

&ltR&gtThe investment objective of Federated Municipal Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax, while the investment objective of Federated Vermont Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the state of Vermont and Vermont municipalities.  The Federated Municipal Fund pursues its objective by investing at least a majority of its assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) investment grade, tax-exempt securities. The Federated Vermont Fund pursues its objective by investing at least a majority of its assets in a portfolio of investment grade, Vermont tax-exempt securities. The Federated Vermont Fund and the Federated Municipal Fund both pursue their investment objectives by investing their assets so that, normally (except in certain circumstances discussed herein and in each Fund’s prospectus), distributions of annual interest income are exempt from federal regular income tax.  The Federated Vermont Fund, being a Vermont state-specific fund, also invests its assets so that, normally, distributions of annual interest income are exempt from the personal income taxes imposed by the State of Vermont and Vermont municipalities.  After the Reorganization, the Federated Municipal Fund will not invest its assets so that distributions of annual interest income are exempt from the personal income taxes imposed by the State of Vermont and Vermont municipalities; the Federated Municipal Fund, as noted above, will invest its assets so that, normally (except in certain circumstances discussed herein and in its prospectus), distributions of annual interest income are exempt from federal regular income tax.  Shareholders of the Federated Vermont Fund should note that, because any income from Federated Municipal Fund is intended only to be exempt from federal regular income tax (rather than both federal regular income tax and the personal income tax imposed  by the state of Vermont and Vermont municipalities), if the Reorganization is consummated, and shareholders of the Federated Vermont Fund receive income after the Reorganization as shareholders of the Federated Municipal Fund, such income will be subject to the personal income tax imposed by the state of Vermont and Vermont municipalities. Shareholders of Federated Vermont Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. &lt/R&gt

Both Funds also will invest at least a majority of their assets in securities rated investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities, and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of their assets.  Federated Municipal Fund’s Prospectus was recently updated to permit Federated Municipal Fund to invest up to 49% of its assets in securities rated below investment grade; previously, the Prospectus and SAI for Federated Municipal Fund treated such non-investment grade securities as a non-principal investment strategy.  As disclosed in Federated Municipal Fund’s Prospectus, Federated Municipal Fund’s Adviser will not materially increase the level of non-investment grade securities invested in by Federated Municipal Fund above the levels historically invested in by Federated Municipal Fund until after July 1, 2007.

Neither Fund limits its investments to securities of a particular maturity range.  The Federated Municipal Fund currently invests at least a majority of its assets in, and the Federated Vermont Fund currently focuses on, long-term securities with stated maturities of 10 years or more, and greater than 10 years, respectively.

Each Fund may invest in the following types of tax-exempt securities as principal investment strategies: general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero coupon securities, inverse floaters, and municipal mortgage backed securities, including planned amortization classes or PACs.  Certain of the tax-exempt securities in which the Funds invest may be subject to credit enhancement.

Each Fund also may use derivative contracts (such as futures, options and swaps) and/or hybrid instruments to implement elements of its investment strategy.  For example, each Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of its portfolio to securities, or types of securities in which it may invest directly or to gain exposure to the municipal bond sector.  The Funds may also, for example, use derivative contracts to: increase or decrease the effective duration of the Fund portfolio; obtain premiums from the sale of derivative contracts; realize gains from trading a derivative contract; or hedge against potential losses. There can be no assurance that the Funds’ use of derivative contracts or hybrid instruments will work as intended.

Each Fund may invest in certain securities (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.  For each Fund, the ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund’s annual distributions.

The Federated Municipal Fund and the Federated Vermont Fund differ in certain respects.  The Federated Municipal Fund normally (except as discussed herein) will invest its assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations (AMT), such that, normally, distributions of annual interest income also are exempt from the AMT.  However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Federated Municipal Fund’s investment objective, the Adviser may invest the Fund’s assets in securities that may be subject to AMT. In such circumstances, interest from the Federated Municipal Fund’s investments may be subject to the AMT.  The interest on securities the Federated Vermont Fund invests in may be subject to AMT.

Regarding AMT securities, Federated Municipal Fund’s position with respect to investments in AMT securities was a recent change in that Fund’s investment practices.  To effect such change, securities that are subject to the AMT have been (or are being) sold out of Federated Municipal Fund’s portfolio, which may have resulted (or may result) in Federated Municipal Fund incurring capital gains or losses or impacted the Federated Municipal Fund’s yield.  Federated Municipal Fund and Federated Vermont Fund historically held AMT securities at fairly consistent levels.  For example, as of December 31, 2004, 2005, and 2006, AMT securities comprised 7.4%, 10.5% and 11.9% of Federated Municipal Fund’s net assets, respectively, while as of those same dates AMT securities comprised 7.0%, 4.2% and 9.0% of Federated Vermont Fund’s net assets, respectively.  It is anticipated that the AMT securities in Federated Vermont Fund’s portfolio (which comprised approximately 7.2% of Federated Vermont Fund’s net assets as of May 29, 2007) will be sold out of Federated Vermont Fund’s portfolio prior to the Reorganization.  The sale of these AMT securities may result in Federated Vermont Fund incurring capital gains or losses, and is likely to have an impact on Federated Vermont Fund’s yield.

Federated Municipal Fund also may principally invest in variable rate demand instruments and municipal notes.  While variable rate demand instruments and municipal notes are permissible investments for the Federated Vermont Fund, they are not considered among Federated Vermont Fund’s principal investment strategies.  Additionally, the Federated Vermont Fund is a non-diversified portfolio while the Federated Municipal Fund is diversified.

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Federated Municipal Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Federated Municipal Fund, as represented by average net assets for the tax year.

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  With two exceptions, the fundamental limitations of the Funds are identical.  The first difference between the fundamental limitations of the two Funds concerns diversification.  Federated Vermont Fund is non-diversified and therefore does not have a diversification limitation. Both Funds have a fundamental limitation regarding concentration of investments that prohibits them from making investments that will result in the concentration of investments in an industry.  However, the concentration policy for Federated Municipal Fund differs in that it specifically recites that Federated Municipal Fund may invest more than 25% of the value of its assets in industrial development bonds.

The following chart compares the fundamental investment limitations of Federated Vermont Fund and Federated Municipal Fund.

INVESTMENT LIMITATIONS
Federated Vermont Fund	Federated Municipal Fund
Diversification of Investments The Fund has no corresponding limitation.
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Concentration of Investments (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more that 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund’s assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

In addition, each Fund has non-fundamental limitations (which may be changed by the Board of the Fund without shareholder approval) that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging, hypothecating or pledging its assets except for collateral arrangements in connection with otherwise permissible activities.  While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.  The following chart compares the non-fundamental investment limitations of Federated Vermont Fund and Federated Municipal Fund.
INVESTMENT LIMITATIONS
Federated Vermont Fund	Federated Municipal Fund

  Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Restricted Securities (non-fundamental) The Fund may invest in securities subject to restrictions on resale under the Securities Act of 1933.

  Restricted Securities (non-fundamental)

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets

  Illiquid Securities (non-fundamental)

  The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days if immediately after, and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental) See the Fund’s “Restricted Securities” limitation above.

Comparison of Risks

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in either Fund.  With two exceptions, the principal risks of the Funds are identical.  The Federated Vermont Fund is non-diversified. Compared to the Federated Municipal Fund, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance. The second primary difference relates to the Funds’ sector risks.  Since the Federated Vermont Fund invests at least a majority of its assets in issuers from Vermont, the Fund may be subject to additional state specific risks compared to other funds, such as the Federated Municipal Fund, that invest in multiple states. Vermont is predominately a rural state with its key economic base comprised of education and health services, tourism and manufacturing. Local political and economic factors may adversely affect the value and liquidity of securities held by the Federated Vermont Fund. In addition, the local economy of municipalities or political subdivisions in Vermont that are dependent on a large, local employer may be adversely affected by any events affecting that employer.  In comparison, a substantial part of the Federated Municipal Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.  In addition to the sector risks described above and, with respect to the Federated Vermont Fund, the non-diversification risk described above, the primary risks that may reduce each Fund’s return include:

Interest Rate Risks

&ltR&gtPrices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a fund as a whole, to exhibit less sensitivity to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Non-investment grade securities generally have a higher default risk than investment grade securities. If an issuer defaults, the Funds will lose money. Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor’s and Moody’s Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury or another baseline index security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause the Funds to lose the benefit of the transaction or prevent the Funds from selling or buying other securities to implement their investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Funds may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Tax Risks

In order to pay interest that is exempt from federal regular income tax, tax- exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Funds to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of tax- exempt securities to fall.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Funds may not be able to close out certain derivative contracts when they want to. The Funds also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Funds to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Funds may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Funds also may be subject to AMT.

Leverage Risks

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Funds’ risk of loss and potential for gain.  Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of securities may also lead to an increase in their price volatility. Non-investment grade securities generally have less liquidity than investment grade securities.

Liquidity risk also refers to the possibility that the Funds may not be able to sell a security or close out a derivative contract when they wants to. If this happens, the Funds will be required to continue to hold the security or keep the position open, and the Funds could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.

For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.

Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Funds invest may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Funds may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Funds to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in over-the-counter (OTC) derivative contracts permits the counterparty to terminate any such contract between it and the Funds, if the value of the Funds’ total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Funds’ investments. Any such termination of the Funds’ OTC derivative contracts may adversely affect the Funds (for example, by increasing losses and/or costs, and/or preventing the Funds from fully implementing their investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in each Fund’s SAI, such as interest rate, credit, liquidity and leverage risks.

Risks Associated With Non-Investment Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate, credit and liquidity risks than investment grade securities. For example, their prices are more are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Funds will invest at least a majority of their assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 49% of their assets. &lt/R&gt

Procedures for Purchasing, Redeeming and Exchanging Shares

The procedures for purchasing, redeeming and exchanging shares of Federated Municipal Fund are the same as those for purchasing, redeeming and exchanging shares of Federated Vermont Fund.  See “Purchase, Redemption and Exchange Procedures” below.

Comparative Fee Tables

Federated Vermont Fund and Federated Municipal Fund

Fees and Expenses

The Funds, like all mutual funds, incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund.  You pay shareholder fees directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities. This table describes (1) the anticipated fees and expenses of Federated Municipal Fund’s Class A Shares for its current fiscal year ending March 31, 2008, as well as on a Pro Forma Combined basis after giving effect to the Reorganization and (2) the actual fees and expenses of Federated Vermont Fund for its most recent fiscal year ended August 31, 2006.

Shareholder Fees	Federated Municipal Fund – Class A Shares	Federated Vermont Fund	Federated Municipal Fund Pro Forma Combined – Class A Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.53%[2]	0.40%[3]	0.52%[2]
Distribution (12b-1) Fee	None	0.25%[4]	None
Other Expenses	0.47%[5]	0.88%[6]	0.46%[7]
Total Annual Fund Operating Expenses	1.00%[8]	1.53%	0.98%[8]
1    With respect to Federated Municipal Fund - Class A Shares, the expenses shown have been restated and the percentages shown are based on anticipated expenses for the entire fiscal year ending March 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the shareholder services provider expects to reimburse certain amounts.  These are shown below along with the net expenses Federated Municipal Fund – Class A Shares expects to pay for the fiscal year ending March 31, 2008.
With respect to Federated Vermont Fund, the percentages shown are based on expenses for the entire fiscal year ended August 31, 2006.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  As a result of a contractual obligation and voluntary waivers, the Adviser, distributor and administrator waived and/or reimbursed certain amounts.  These are shown below along with the net expenses Federated Vermont Fund actually paid for the fiscal year ended August 31, 2006.
With respect to Federated Municipal Fund Pro Forma Combined – Class A Shares, the percentages shown are based on anticipated expenses for the entire fiscal year ending March 31, 2008 after giving effect to the Reorganization.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the shareholder services provider expects to reimburse certain amounts.  These are shown below along with the net expenses Federated Municipal Fund Pro Forma Combined – Class A Shares expects to pay for the entire fiscal year ending March 31, 2008.

Total Waivers and Reimbursement of Fund Expenses	0.13%	0.73%	0.11%
Total Annual Fund Operating Expenses (after waivers and reimbursement or anticipated reimbursement)	0.87%[9]	0.80%	0.87%
2The management fee equals the sum of 0.30% of the Fund’s average daily net assets plus 4.50% of the Fund’s gross income.  The management fee paid by the Federated Municipal Fund for the fiscal year ended March 31, 2007 was 0.53%.

3    The Adviser voluntarily waived the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Vermont Fund (after the voluntary waiver) was 0.00% for the fiscal year ended August 31, 2006.

4    &ltR&gtPursuant to a written waiver agreement that expired on August 27, 2006, the distributor waived the distribution (12b-1) fee.  Additionally, for the period August 28, 2006 through August 31, 2006, the distributor voluntarily waived the distribution (12b-1) fee.  The distributor currently is continuing to voluntarily waive this fee.  The distributor can terminate this voluntary waiver at any time at its sole discretion.  The distribution (12b-1) fee paid by Federated Vermont Fund (after the contractual and voluntary waivers) was 0.00% for the fiscal year ended August 31, 2006. &lt/R&gt

5   &ltR&gt Other Expenses for Federated Municipal Fund – Class A Shares include a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The shareholder services provider expects to voluntarily reimburse a portion of its fee for Class A Shares.  The shareholder services provider can terminate this voluntary reimbursement at any time.  Total other expenses paid by Federated Municipal Fund’s Class A Shares (after the voluntary reimbursement) are expected to be 0.34% for the fiscal year ending March 31, 2008.  Total other expenses paid by Federated Municipal Fund – Class A Shares (after the voluntary waiver and reimbursement) were 0.62% for the fiscal year ended March 31, 2007.  Included in this amount was 0.30% of interest and trust expenses related to the Federated Municipal Fund’s participation in certain secondary inverse floater structures.  According to the Adviser, the Federated Municipal Fund does not currently own secondary inverse floater structures of the type the Adviser believes would require the Federated Municipal Fund to incur and report trust and interest expenses related to the Federated Municipal Fund’s participation in such secondary inverse floater structures, and the Adviser currently does not intend for the Federated Municipal Fund to acquire that type of secondary inverse floater structure. &lt/R&gt

6    Other Expenses for Federated Vermont Fund include a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of Federated Vermont Fund.  The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by Federated Vermont Fund (after the voluntary waiver and reimbursement) were 0.80% for the fiscal year ended August 31, 2006.

7    Other Expenses for Federated Municipal Fund Pro Forma Combined – Class A Shares include a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The shareholder services provider expects to voluntarily reimburse a portion of its fee for Federated Municipal Fund Pro Forma Combined - Class A Shares.  The shareholder services provider can terminate this voluntary reimbursement at any time.  Total other expenses paid by the Federated Municipal Fund Pro Forma Combined - Class A Shares (after the voluntary reimbursement) are expected to be 0.35% for the fiscal year ending March 31, 2008.

8    The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee, but excluding interest and trust expenses) so that the total operating expenses paid by the Federated Municipal Fund - Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.87% for the fiscal year ending March 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after May 31, 2008.

9    &ltR&gtThe Total Actual Annual Fund Operating Expenses (after reimbursement and waivers) for Federated Municipal Fund - Class A Shares were 1.15% for the fiscal year ended March 31, 2007.  Included in this amount were 0.30% of interest and trust expenses related to Federated Municipal Fund’s participation in certain secondary inverse floater structures.  According to the Adviser, the Federated Municipal Fund does not currently own secondary inverse floater structures of the type the Adviser believes would require the Federated Municipal Fund to incur and report trust and interest expenses related to the Federated Municipal Fund’s participation in such secondary inverse floater structures, and the Adviser currently does not intend for the Federated Municipal Fund to acquire that type of secondary inverse floater structure. &lt/R&gt

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund’s, and the Pro Forma Combined Fund’s Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s, and the Pro Forma Combined Fund’s, operating expenses are beforewaivers and/or reimbursementor anticipated reimbursement as shown in the Table and remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Municipal Fund, Class A Shares	$547	$754	$978	$1,620
Federated Vermont Fund	$599	$912	$1,247	$2,191
Federated Municipal Fund, Pro Forma Combined - Class A Shares	$545	$748	$967	$1,597

Comparison of Potential Risks and Rewards:  Performance Information

FEDERATED VERMONT FUND

Risk/Return Bar Chart and Table– Class A Shares

The performance information shown below will help you analyze investment risks in light of historical returns. The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to August 27, 2004, reflects historical performance data for Banknorth Vermont Municipal Bond Fund (the "Former Fund") prior to its reorganization into the Federated Vermont Fund on August 27, 2004. The Federated Vermont Fund is the successor to the Former Fund pursuant to the reorganization described below.  Prior to the date of the reorganization, the Federated Vermont Fund did not have any investment operations.  On the date of the reorganization, on August 27, 2004, the Former Fund’s assets (inclusive of liabilities recorded on the Former Fund’s records) were transferred into the Federated Vermont Fund and the Former Fund was dissolved on or within a short period of time after the date of the reorganization.  As a result of the reorganization, the Federated Vermont Fund has a different investment adviser than the Former Fund. The Former Fund’s investment adviser was Banknorth Investment Advisors.  The Federated Vermont Fund’s investment adviser is the Adviser, Federated Investment Management Company.  Former Fund shareholders received Class A Shares of the Federated Vermont Fund as a result of the reorganization.  The performance information below reflects the actual total operating expenses of the Former Fund, which are less than the anticipated expenses for the Federated Vermont Fund (before waivers).

The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund’s investment adviser, which were transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund’s shares. The quoted performance includes the performance of the Common Trust Fund for periods before the date the Former Fund’s operations commenced on October 2, 2000, adjusted to reflect the Former Fund’s expenses. The Common Trust Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected.

The bar chart shows the variability of total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information.  Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1%. The `x' axis represents calculation periods from the earliest first full calendar year-end of the Fund's start of business through the calendar year ended 2005. The light gray shaded chart features ten distinct vertical bars, shaded in charcoal, and is visually represented by height with the total return percentage for the calendar year stated directly at its base. The calculated total return percentage for the Fund for the calendar year is stated directly at the bottom of the respective bar, for the calendar years 1997 through 2006. The percentages noted are: 5.46%, 4.36%, 0.80%, 3.53%, 4.43%, 5.45%, 2.73%, 1.72%, 1.69%, and 3.77% respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.  The total returns shown in the bar chart above are based upon net asset value.

The Federated Vermont Fund's total return for the three-month period from January 1, 2007 to March 31, 2007 was 0.59%.

Within the period shown in the bar chart, the Federated Vermont Fund’s Class A Shares highest quarterly return was 3.09% (quarter ended September 30, 2006).  The lowest quarterly return was (1.47)% (quarter ended June 30, 2004).

Average Annual Total Return Table

The Average Annual Total Returns for the Federated Vermont Fund’s Class A Shares are reduced to reflect applicable sales charges.  Return Before Taxes is shown. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Municipal Bond Index (LBMB),1 Federated Vermont Fund’s broad-based market index.  Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows.  It is not possible to invest directly in an index.

(For the Periods Ended December 31, 2006)	1 Year	5 Years	10 Years
Return Before Taxes	(0.94)%	2.11%	2.90%
Return After Taxes on Distributions[2]	(0.95)%	2.09%	2.89%
Return After Taxes on Distributions and Sale of Shares[2]	0.60%	2.28%	2.82%
LBMB	4.84%	5.53%	5.76%
 1 The LBMB is a market value-weighted index for the long-term tax-exempt bond market.  To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment and shows the effect of taxes on distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.  In some cases the return after taxes on distributions and sale of shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

FEDERATED MUNICIPAL FUND- Class A Shares

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Federated Municipal Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Federated Municipal Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1%. The `x' axis represents calculation periods from the earliest first full calendar year-end of the Fund's start of business through the calendar year ended 2005. The light gray shaded chart features ten distinct vertical bars, shaded in charcoal, and is visually represented by height with the total return percentage for the calendar year stated directly at its base. The calculated total return percentage for the Fund for the calendar year is stated directly at the bottom of the respective bar, for the calendar years 1997 through 2006. The percentages noted are: 9.35%, 5.54%, (6.39)%, 11.15%, 3.51%, 9.84%, 4.58%, 4.18%, 3.31%, and 4.70% respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholders account fees. If these charges or fees had been included, the returns shown would have been lower.

The Federated Municipal Fund’s Class A Shares total return for the three-month period from January 1, 2007 to March 31, 2007 was 0.70%.

Within the period shown in the bar chart, the Federated Municipal Fund’s Class A Shares highest quarterly return was 5.24% (quarter ended September 30, 2002). Its lowest quarterly return was (3.87)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The Average Annual Total Returns for the Federated Municipal Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Municipal Bond Index (LBMB), a broad-based market index, and the Lipper General Municipal Debt Funds Average (LGMFA), an average of funds with similar investments objectives. The LBMB is the Federated Municipal Fund’s total return performance benchmark for the long-term, investment-grade market. The LGMFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling in the category indicated. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes and averages are unmanaged and, unlike the Fund, an index is not affected by cash flows. It is not possible to invest directly in an index or an average.

  (For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	0.02%	4.34%	4.38%
Return After Taxes on Distributions[1]	0.02%	4.34%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.51%	4.34%	4.39%
LBMB	4.84%	5.53%	5.76%
LGMFA	4.48%	4.88%	4.90%
1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment and shows the effect of taxes on distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.  In some cases the return after taxes on distributions and sale of shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand Federated Vermont Fund’s Class A Shares financial performance for the past five fiscal years.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in Federated Vermont Fund, assuming reinvestment of any dividends and capital gains.

Information for the fiscal year ended August 31, 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Federated Vermont Fund’s audited financial statements, is included in the Annual Report. As discussed in the Annual Report, the information for prior years was audited by another independent registered public accounting firm. On August 18, 2006, the Fund’s Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Federated Vermont Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2006. On the same date, the Federated Vermont Fund’s former auditor resigned. See the Federated Vermont Fund’s Annual Report for further information regarding the change in independent registered public accounting firm.

Federated Vermont Fund

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)	Year Ended August 31,
	2/28/2007	2006[1]	2005 [1]	2004 [2]	2003 [2]	2002 [2]
Net Asset Value, Beginning of Period	$9.85	$10.01	$10.15	$10.10	$10.27	$10.22
Income From Investment Operations:
Net investment income	0.18	0.35	0.33	0.32	0.34	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.07	(0.16)	(0.10)	0.06	(0.17)	0.05
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.19	0.23	0.38	0.17	0.43
Less Distributions:
Distribution from net investment income	(0.18)	(0.35)	(0.33)	(0.32)	(0.34)	(0.38)
Distributions from net realized gain on investments	(0.00)[3]	-	(0.04)	(0.01)	-	-
TOTAL DISTRIBUTIONS	(0.18)	(0.35)	(0.37)	(0.33)	(0.34)	(0.38)
Net Asset Value, End of Period	$9.92	$9.85	$10.01	$10.15	$10.10	$10.27
Total Return[4]	2.58%	1.93%	2.26%	3.75%	1.74%	4.33%

Ratios to Average Net Assets:
Net expenses	0.86%[5,6]	0.80%	0.80%	0.78%	0.84%	0.81%
Net investment income	3.59%[5]	3.51%	3.26%	3.14%	3.30%	3.75%
Expense waiver/reimbursement[7]	0.98%[5]	0.73%	0.58%	0.43%	0.26%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,412	$36,091	$57,272	$71,015	$80,497	$82,132
Portfolio turnover	42%	18%	33%	25%	20%	7%

1 Beginning with the year ended August 31, 2006, the Federated Vermont Fund was audited by KPMG LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

2 Note that the Federated Vermont Fund is the successor to the Banknorth Vermont Municipal Bond Fund (Former Fund). The Former Fund was reorganized into the Federated Vermont Fund on August 27, 2004. The Federated Vermont Fund had no investment operations prior to the date of the reorganization. The Former Fund was established on October 2, 2000. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund’s investment adviser, Banknorth Investment Advisors. The Common Trust Fund’s portfolio of assets was transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund’s shares.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 Includes 0.06% of interest and trust expenses related to the Federated Vermont Fund’s participation in certain inverse floater structures.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about Federated Vermont Fund’s performance is contained in Federated Vermont Fund’s Annual Report, dated August 31, 2006, which can be obtained free of charge.

Federated Municipal Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand Federated Municipal Fund’s Class A Shares financial performance for the past five fiscal years.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in Federated Municipal Fund, assuming reinvestment of any dividends and capital gains.

This information for the fiscal year ended March 31, 2007, has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with Federated Municipal Fund’s audited financial statements, is included in Federated Municipal Fund’s Annual Report.

Federated Municipal Fund

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.59	$10.65	$10.83	$10.75	$10.22
Income From Investment Operations:
Net investment income	0.46 [1]	0.46 [1]	0.45	0.43 [1]	0.47 [1]
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.06	(0.05)	(0.17)	0.08	0.53
TOTAL FROM INVESTMENT OPERATIONS	0.52	0.41	0.28	0.51	1.00
Less Distributions:
Distributions from net investment income	(0.46)	(0.47)	(0.46)	(0.43)	(0.47)
Net Asset Value, End of Period	$10.65	$10.59	$10.65	$10.83	$10.75
Total Return[2]	5.05%	3.93%	2.64%	4.88%	9.91%

Ratios to Average Net Assets:
Net expenses	1.15%[3]	0.98%[3]	0.93%[3]	0.90%[3]	0.91%[3]
Net investment income	4.31%	4.28%	4.15%	4.04%	4.41%
Expense waiver/reimbursement[4]	0.14%	0.14%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$463,073	$436,026	$423,632	$467,681	$466,097
Portfolio turnover	23%	23%	28%	43%	51%
1	Per share numbers have been calculated using the average shares method.

2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3
Includes interest and trust expenses related to the Federated Municipal Fund’s participation in certain inverse floater structures of 0.30%, 0.14%, 0.08%, 0.05% and 0.06% for the years ended March 31, 2007, 2006, 2005, 2004 and 2003, respectively.

4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Federated Municipal Fund’s performance is contained in Federated Municipal Fund’s Annual Report, dated March 31, 2007, which can be obtained free of charge.

Investment Adviser

The investment adviser for both Funds is the Adviser, Federated Investment Management Company. The Board of each Fund selects and oversees the Adviser.  The Adviser manages the Funds’ assets, including buying and selling portfolio securities.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  The address of the Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser is a subsidiary of Federated Investors, Inc. (“Federated”).  The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006.  Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees.  Federated provides investment products to more than 5,500 investment professionals and institutions.

Portfolio Management Information

Federated Vermont Fund:

The following individual serves as portfolio manager for Federated Vermont Fund:

Lee R. Cunningham II

Lee R. Cunningham II has been a Portfolio Manager of the Federated Vermont Fund since the Federated Vermont Fund’s inception on July 13, 2004 and continuing after the reorganization of the Banknorth Vermont Municipal Bond Fund into the Fund on August 27, 2004. Prior to the date of the reorganization, the Federated Vermont Fund did not have any investment operations. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of Federated Vermont Fund’s Adviser in January 1998 and became a Vice President of Federated Vermont Fund’s Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

Federated Municipal Fund:

The following individual serves as portfolio manager for Federated Municipal Fund:

 J. Scott Albrecht

J. Scott Albrecht has been the Federated Municipal Fund’s Portfolio Manager since May 1996. He is Vice President of Federated Municipal Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of Federated Municipal Fund’s Adviser in January 2005 and served as a Vice President of Federated Municipal Fund’s Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Each Fund’s SAI provides additional information about its Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Advisory Fees, Service Fees, Shareholder Fees and Other Expenses

The service providers and applicable stated service fees (before waivers and/or reimbursements or anticipated waivers and/or reimbursements), other than the investment advisory fees, for both Funds are identical; the investment advisory fees differ.  The Class A Shares of the Federated Vermont Fund also have a distribution (12b-1) fee, while the Class A Shares of the Federated Municipal Fund do not.

Investment Advisory Fees

The Adviser receives an annual investment advisory fee of 0.30% of the Federated Municipal Fund’s average daily net assets plus 4.50% of Federated Municipal Fund’s gross income. The maximum annual investment advisory fee for the Federated Vermont Fund is 0.40% of Federated Vermont Fund’s average daily net assets.

A discussion of the review of Federated Vermont Fund’s investment advisory contract by the Board of the Trust is available in the Federated Vermont Fund’s Semi-Annual Report dated February 28, 2007.  A discussion of the review of Federated Municipal Fund’s investment advisory contract by the Board of Federated Municipal Fund is available in Federated Municipal Fund’s Annual Report dated March 31, 2007.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to Federated Vermont Fund and Federated Municipal Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fee.  The net administrative fee expense charged by FAS for Federated Vermont Fund’s fiscal year ended August 31, 2006 was $125,455, or 0.277% of average daily net assets.

The net administrative fee expense charged by FAS for Federated Municipal Fund for its fiscal year ended March 31, 2007 was $371,041 or 0.076% of average daily net assets.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

Service Fees

Federated Vermont Fund and Federated Municipal Fund each have entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts.  The Shareholder Services Agreement provides that Federated Shareholder Services Company (“FSSC”), an affiliate of the Adviser, either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive Service Fees may include a company affiliated with management of the Adviser or its parent company, Federated Investors, Inc.  The schedule of such fees and the basis upon which such fees will be paid are determined from time to time by each Fund and FSSC.  If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC”), an affiliate of the Adviser, is the principal distributor (the “Distributor”) for shares of the Funds.  Class A Shares of the Federated Municipal Fund do not have an applicable distribution (12b-1) fee, while the Class A Shares of the Federated Vermont Fund have a distribution (12b-1) fee.  The Federated Vermont Fund’s distribution (12b-1) fee as a percentage of net assets of Class A Shares is 0.25%.  The Federated Vermont Fund’s distribution (12b-1) fee was previously waived pursuant to a written waiver agreement that expired on August 27, 2006, and currently is not being accrued.

Account Administration Fees

The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders.  If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement.  In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.  You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

Purchase, Redemption and Exchange Procedures

The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company.  Procedures for the purchase, exchange, and redemption of Federated Municipal Fund’s Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of Federated Vermont Fund’s Shares.  Reference is made to the Prospectus of Federated Municipal Fund and the Prospectus of Federated Vermont Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of Federated Municipal Fund’s Shares and Federated Vermont Fund’s Shares, respectively.  Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to Federated Municipal Fund’s and Federated Vermont Fund’s Shares.

Purchases

Shares of Federated Vermont Fund and Federated Municipal Fund may be purchased, redeemed or exchanged any day the New York Stock Exchange (NYSE) is open.  When the Funds receive your transaction request in proper form (as described in each Prospectus), it is processed at the next calculated net asset value (NAV), plus any applicable front-end sales charge (public offering price).  NAV for both Funds is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.  Each Fund reserves the right to reject any request to purchase or exchange shares.

Purchasers of both Federated Municipal Fund’s and Federated Vermont Fund’s Class A Shares incur a front-end sales charge of up to 4.50% of the public offering price on purchase amounts less than $1 million.  The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund’s Prospectus for its Class A Shares.  For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

The Funds minimum initial and subsequent investment amounts are the same.

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Initial/Subsequent Investment Minimum
Federated Vermont Fund/Federated Municipal Fund - Class A Shares	$1,500	$100	$50/$50

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange:  Shareholders may purchase through an exchange from the same class of another Federated fund.  You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH):  Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program (SIP).

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies

Dividends and Distributions

Both Funds declare any dividends daily and pay them monthly to shareholders.  In addition, both Funds pay any capital gains at least annually.  Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

Tax Information

It is anticipated that both Funds’ distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of a Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes; although the Federated Vermont Fund’s dividends will be exempt from the Vermont taxes to the extent they are derived from interest on obligations exempt from such taxes. Each of the Funds may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in both Funds. Redemptions and exchanges are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares.  These policies and procedures are identical for both Funds and are described in each Fund’s Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after August 17, 2007.  On the Closing Date, all of the assets of Federated Vermont Fund will be transferred to Federated Municipal Fund.  In exchange for the transfer of these assets, Federated Municipal Fund will simultaneously issue to Federated Vermont Fund a number of full and fractional Class A Shares of Federated Municipal Fund equal in value to the aggregate NAV of the Class A Shares of Federated Vermont Fund calculated as of 4:00 p.m. on the Closing Date.

&ltR&gtThe value of Federated Vermont Fund’s assets to be acquired by Federated Municipal Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in Federated Municipal Fund’s Articles of Incorporation and its current Prospectus and SAI, or such other valuation procedures as Federated Vermont Fund and Federated Municipal Fund shall mutually agree.  Each Fund’s valuation procedures are similar; for example, each Fund generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost.  Prices furnished by an independent pricing service are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices.  There are no material differences between the valuation procedures of the Federated Vermont Fund and the Federated Municipal Fund. &lt/R&gt

Federated Municipal Fund will be the accounting survivor in the Reorganization.  Federated Vermont Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for Class A Shares of Federated Municipal Fund, Federated Vermont Fund will distribute the Class A Shares of Federated Municipal Fund pro rata to shareholders of record of Class A Shares of Federated Vermont Fund, respectively, in complete liquidation of Federated Vermont Fund.  Shareholders of Federated Vermont Fund owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares of Federated Municipal Fund with the same aggregate value as the shareholder had in Federated Vermont Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of Federated Vermont Fund’s shareholders on the share records of Federated Municipal Fund’s transfer agent. Federated Municipal Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, Federated Vermont Fund will then be terminated; the Trust will amend its Declaration of Trust to remove Federated Vermont Fund as a series of the Trust.

The transfer of shareholder accounts from Federated Vermont Fund to Federated Municipal Fund will occur automatically.  It is not necessary for Federated Vermont Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by Federated Vermont Fund’s shareholders; and (ii) the receipt by the Trust and the Corporation of an opinion to the effect that the Reorganization will be tax-free to Federated Vermont Fund, its shareholders and Federated Municipal Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of that Fund.

The expenses of the Reorganization will be paid by the Federated Municipal Fund’s Adviser or its affiliates.  Reorganization expenses include, without limitation:  expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by Federated Vermont Fund and Federated Municipal Fund; proxy solicitation costs; and other related administrative or operational costs.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of Federated Municipal Fund’s Share Classes and Capitalization

Class A Shares of Federated Municipal Fund to be issued to shareholders of Federated Vermont Fund’s Class A Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of Federated Municipal Fund provided herewith for additional information about Class A Shares of Federated Municipal Fund.

The following tables sets forth the unaudited capitalization of Federated Municipal Fund’s and Federated Vermont Fund’s Class A Shares as of May 15, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share

Federated Municipal Fund – Class A Shares	$460,939,719	43,386,118	$10.62
Federated Vermont Fund – Class A Shares	$28,731,166	2,929,691	$9.81
Adjustment[2]	-	(224,308)	-
Pro Forma Combined – Class A Shares	$489,670,885	46,091,501	$10.62

1.	Does not reflect an additional $386,844,619 of net assets of Federated Municipal Fund represented by other share classes.
2.
The adjustment reflects the allocation of the aggregate net asset value of the Federated Vermont Fund Class A Shares to a smaller number of Federated Municipal Fund Class A Shares to reflect the higher net asset value per share of the Federated Municipal Fund Shares.

Federal Income Tax Consequences

As a condition to the Reorganization, Federated Municipal Fund and Federated Vermont Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and Federated Vermont Fund and Federated Municipal Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by Federated Municipal Fund upon its receipt of Federated Vermont Fund’s assets in exchange for Class A Shares of Federated Municipal Fund;

•
no gain or loss will be recognized by Federated Vermont Fund upon transfer of its assets to Federated Municipal Fund in exchange for Federated Municipal Fund Class A Shares or upon the distribution of Federated Municipal Fund’s shares to Federated Vermont Fund’s shareholders in exchange for their Class A Shares;

•	no gain or loss will be recognized by shareholders of Federated Vermont Fund upon exchange of their Class A Shares for Class A Shares of Federated Municipal Fund;

•
the aggregate tax basis of the Class A Shares of Federated Municipal Fund received by each shareholder of Federated Vermont Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of Federated Vermont Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of Federated Municipal Fund Class A Shares received by each shareholder of Federated Vermont Fund pursuant to the Plan will include the period during which the Federated Vermont Fund Class A Shares exchanged therefor were held by such shareholder, provided the shares of Federated Vermont Fund were held as capital assets on the date of the Reorganization;

•
the tax basis of the assets Federated Vermont Fund acquired by Federated Municipal Fund will be the same as the tax basis of such assets to Federated Vermont Fund immediately prior to the Reorganization; and

•	the holding period of Federated Vermont Fund’s assets in the hands of Federated Municipal Fund will include the period during which those assets were held by Federated Municipal Fund.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Federated Municipal Fund, Federated Vermont Fund or Federated Vermont Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders of Federated Vermont Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Before the Reorganization, Federated Vermont Fund may distribute ordinary income and realized capital gains, if any, to shareholders.

Comparative Information on Shareholder Rights

Both the Trust and the Corporation are open-end, management investment companies.  The Corporation was established under the laws of the State of Maryland.  The Trust was established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of Federated Municipal Fund and Federated Vermont Fund are defined by the respective Funds’ Articles of Incorporation or Declaration of Trust, and Bylaws.  The rights of the shareholders of the two Funds relating to voting, distributions and redemptions, are substantively similar.  The chart below describes some of the differences between your rights as a shareholder of Federated Vermont Fund and your rights as a shareholder of Federated Municipal Fund.

CATEGORY	FEDERATED VERMONT FUND	FEDERATED MUNICIPAL FUND
Preemptive Rights	None	None
Preferences	None	None
Appraisal Rights	None	None
Conversion Rights	None	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None	None
Minimum Account Size	Class A Shares - $1,500	Class A Shares - $1,500
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meetings	Mailed to each shareholder entitled to vote at least 15 days before the meeting.	Mailed to each shareholder entitled to vote at least 10 days before the meeting.
Record Date For Meetings	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining Shareholders entitled to notice of and to vote at any meeting of shareholders.	The Board of Directors may fix a date not more than 90 days before the meeting date as the record date for determining Shareholders entitled to notice of or to vote at any meeting of shareholders.
Quorum for Meetings
Except when otherwise required by law, the presence in person or by proxy of holders of more than 50% of the total number of outstanding shares of all Series and Classes entitled to vote at such meeting constitutes a quorum at any meeting of shareholders.
Except when otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees/Directors	A plurality of votes cast at the meeting.	A plurality of votes cast at the meeting.
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

In the absence of a quorum, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Removal of Trustees/ Directors by Shareholders	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.	A Director may be removed from office at any special meeting of shareholders by a majority of all of the shares entitled to vote.
Personal Liability of Officers and Trustees/Directors
Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Directors and officers of the Corporation shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust.  To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust.  Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Under Maryland corporate law no personal liability passes through to shareholders of the fund.  Under Maryland corporate law, there is generally no shareholder liability for acts or obligations of the corporation.

Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the trust maintained on behalf of each series and class of shares of the trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Under the General Laws of the State of Maryland, the by-laws and the minutes must be available for inspection by shareholders.  Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Maryland fund’s shareholders.

Liquidation and Dissolution
The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The declaration of trust for the Federated Municipal Securities Income Trust provides that the Trust may sell all of its assets upon approval by a majority of the shareholders.

Maryland law requires shareholder approval to dissolve a fund.  To circumvent the shareholder approval requirement, the Directors can first redeem all of the outstanding shares of the fund.  The Directors can redeem the shares without shareholder approval, and once the shares have been redeemed, the Directors can liquidate the series or class without shareholder approval.  Also, in the event that no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval.

Number of Authorized Shares; Par Value	Unlimited; no par value.	1,000,000,000 shares; $.01 per share par value.

INFORMATION ABOUT FEDERATED MUNICIPAL SECURITIES FUND, INC. AND FEDERATED VERMONT MUNICIPAL INCOME FUND

Where to Find Additional Information

Information about Federated Vermont Fund is included in its Prospectus and its SAI dated December 31, 2006, each of which is incorporated herein by reference.  Information about Federated Municipal Fund is included in its Prospectus and its SAI dated May 31, 2007, each of which is incorporated herein by reference.  A copy of the Prospectus for the Federated Municipal Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAI of Federated Municipal Fund, the Prospectus and SAI of Federated Vermont Fund and the SAI dated July 6, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  The Prospectuses and SAIs of Federated Vermont Fund and Federated Municipal Fund are also available electronically at Federated’s website at FederatedInvestors.com.

Federated Municipal Fund, and the Trust, on behalf of Federated Vermont Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by Federated Municipal Fund and by the Trust, on behalf of Federated Vermont Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland.  The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998.  The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.  These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities.  In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters.  Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading.  The SEC made findings:  that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act.  The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings.  As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant.  As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved.  The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits.  Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation.  Additional lawsuits based upon similar allegations may be filed in the future.  The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain.  Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

 Proxies are being solicited by the Board of the Trust, on behalf of its portfolio, Federated Vermont Fund.  The proxies will be voted at the special meeting of shareholders of Federated Vermont Fund to be held at 2:00 p.m. (Eastern Time) on August 17, 2007, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Municipal Fund’s Adviser or its affiliates.  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of Federated Municipal Fund’s Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about July 20, 2007, to shareholders of record at the close of business on July 2, 2007 (the “Record Date”).

Federated Vermont Fund’s Annual Report, which includes audited financial statements for its fiscal year ended August 31, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended February 28, 2007, were previously mailed to shareholders of Federated Vermont Fund.  Federated Municipal Fund’s Annual Report, which includes audited financial statements for its fiscal year ended March 31, 2007, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended September 30, 2006 (Restated March 20, 2007), were previously mailed (or, in the case of the restatement of the Semi-Annual Report, made available on Federated’s website at FederatedInvestors.com) to shareholders of Federated Municipal Fund.  Federated Vermont Fund and Federated Municipal Fund will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for the Federated Municipal Fund or Federated Vermont Fund may be made by writing to the Funds’ principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  These reports are also available electronically at Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Class A Share of Federated Vermont Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of Federated Municipal Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of Federated Vermont Fund must be present.  Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares of Federated Vermont Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  This vote requires the lesser of (A) 67% or more of the Class A Shares of Federated Vermont Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class A Shares of Federated Vermont Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares of Federated Vermont Fund, voting together as a single class.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of Federated Vermont Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Vermont Fund:

&ltR&gtStratevest Co. Omnibus Account, Brattleboro, VT, owned approximately 2,664,769 Shares (96.44%).

Officers and Directors of Federated Municipal Fund own less than 1% of each class of Federated Municipal Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Municipal Fund:

A.G. Edwards Trust Company FSB, Saint Louis, MO, owned approximately 1,008,038 Shares (57.58%); Edward Jones & Co., Maryland Heights, MO, owned approximately 4,002,711 Shares (20.21%); and Pershing LLC, Jersey City, NJ, owned approximately 1,635,583 Shares (8.26%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of Federated Municipal Fund:

Edward Jones & Co., Maryland Heights, MO, owned approximately 266,820 Shares (11.99%); Pershing LLC, Jersey City, NJ, owned approximately 234,687 Shares (10.54%); and Citigroup Global Markets Inc., New York, NY, owned approximately 175,032 Shares (7.86%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of Federated Municipal Fund:

Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Jacksonville, FL, owned approximately 295,603 Shares (25.59%); and Edward Jones & Co., Maryland Heights, MO, owned approximately 146,909 Shares (12.72%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class F Shares of Federated Municipal Fund:

NFS LLC FEBO, Grosse Pointe, MI, owned approximately 11,730 Shares (73.70%); and Edward Jones & Co., Maryland Heights, MO, owned approximately 4,177 Shares (26.24%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

A.G. Edwards Trust Company is organized in the state of Missouri and is a subsidiary of A.G. Edwards & Sons, Inc.; organized in the state of Delaware.

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Edward D. Jones & Co., LP; organized in the state of Missouri.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co, Inc.; organized in the state of Delaware.

NFS LLC is organized in the state of Massachusetts and is a subsidiary of Fidelity Brokerage Services LLC; organized in the state of Massachusetts.

Stratevest Co. is organized in the state of Delaware and is a subsidiary of TD Banknorth, N.A.; organized in the state of Delaware. &lt/R&gt

Interests of Certain Persons

Each Fund is managed by the Adviser.  The Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees/directors of both the Trust and the Corporation.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

Federated Vermont Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Municipal Securities Income Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of Federated Vermont Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary

July 6, 2007

Exhibit A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 31st day of May 2007, by and between FEDERATED MUNICIPAL SECURITIES FUND, INC., a Maryland Corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the “Corporation” or “the “Acquiring Fund”), and FEDERATED MUNICIPAL SECURITIES INCOME TRUST, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the “Trust”), with respect to Federated Vermont Municipal Income Fund, a series of the Trust (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, $.01 per shares par value, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of Class A Shares of the Acquiring Fund to the holders of Shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of the Trust, and the Corporation and the Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

  1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund will receive Class A Shares of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

  1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

  1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

  1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

  1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

  1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

  1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

  1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

  2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Corporation’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Corporation’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

  2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

  3.1           CLOSING DATE.  The closing shall occur on or about August 17, 2007, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

  3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

  3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

  3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

  4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of August 31, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of February 28, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k)
All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

n)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p)
The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

  4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)
The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Corporation is duly incorporated, validly existing in good standing under the laws of the State of Maryland.

b)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

c)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

d)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

e)
The financial statements of the Acquiring Fund as of March 31, 2007 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

f)
Since the date of the financial statements referred to in paragraph (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (e), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

g)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed.  All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

h)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

i)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

j)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

k)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

l)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

m)
The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

n)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

o)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

  5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

  5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

  5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

  5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

        A-

  5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

  5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

  5.8           On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

  All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

  All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

  8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

  8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

  8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

  Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  10.1           The Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

  10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

  This Agreement may be terminated by the mutual agreement of the Corporation and the Trust.  In addition, either the Corporation or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees or Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust, or the Acquired Fund, or the Corporation, respectively, and notice given to the other party hereto.

  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund or the Trust, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.

ARTICLE XII

AMENDMENTS

  This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the Corporation as specifically authorized by their respective Board of Trustees or Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST
on behalf of its portfolio,
Federated Vermont Municipal Income Fund

/s/ John W. McGonigle

John W. McGonigle, Secretary

FEDERATED MUNICIPAL SECURITIES FUND, INC.

/s/ John W. McGonigle

John W. McGonigle, Secretary

STATEMENT OF ADDITIONAL INFORMATION

July 6, 2007

Acquisition of the assets of

FEDERATED VERMONT MUNICIPAL INCOME FUND,
a portfolio of Federated Municipal Securities Income Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400

By and in exchange for Class A Shares of

FEDERATED MUNICIPAL SECURITIES FUND, INC.

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400

This Statement of Additional Information dated July 6, 2007, is not a prospectus.  A Prospectus/Proxy Statement dated July 6, 2007, related to the above-referenced matter may be obtained from Federated Vermont Municipal Income Fund by writing or calling Federated Vermont Municipal Income Fund at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Federated Municipal Securities Fund, Inc., dated May 31, 2007.

2.	Statement of Additional Information of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated December 31, 2006.

3.	Audited Financial Statements of Federated Municipal Securities Fund, Inc., dated March 31, 2007.

4.	Audited Financial Statements of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated August 31, 2006.

5.	Unaudited Financial Statements of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated February 28, 2007.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared because the net asset value of the company being acquired does not exceed ten percent of the Federated Municipal Securities Fund, Inc.’s net asset value, measured as of May 15, 2007.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated Municipal Securities Fund, Inc., dated May 31, 2007, is incorporated by reference to Federated Municipal Securities Fund, Inc. Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A (File No. 811- 2677), which was filed with the Securities and Exchange Commission on or about May 29, 2007.  A copy may be obtained from the Federated Municipal Securities Fund, Inc. at 1-800-341-7400.

The Statement of Additional Information of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated December 31, 2006, is incorporated by reference to Federated Municipal Securities Income Trust, Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A (File No. - 811-6165), which was filed with the Securities and Exchange Commission on or about January 9, 2007. A copy may be obtained from the Federated Municipal Securities Income Trust at 1-800-341-7400.

The audited financial statements of Federated Municipal Securities Fund, Inc., dated March 31, 2007, are incorporated by reference to the Annual Report to shareholders of Federated Municipal Securities Fund, Inc., which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about May 29, 2007.

The audited financial statements of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated August 31, 2006, are incorporated by reference to the Annual Report to shareholders of Federated Vermont Municipal Income Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 27, 2006.

The unaudited financial statements of Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, dated February 28, 2007, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Vermont Municipal Income Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 30, 2007.

FEDERATED VERMONT MUNICIPAL INCOME FUND

a portfolio of  Federated Municipal Securities Income Trust

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779